GOODWILL	9 Months Ended
Sep. 30, 2020
Goodwill.
GOODWILL

8. GOODWILL

The changes in the carrying amount of goodwill by reporting unit for the year ended December 31, 2019 and nine months ended September 30, 2020 were as follows:

	K‑12	CP&CE
	Schools	Programs	Consolidated
	RMB	RMB	RMB
Balance as of December 31, 2018	25,710	47,456	73,166
Goodwill recognized during the year	—	20,911	20,911
Goodwill impairment (Note i)	—	(33,724)	(33,724)
Balance as of December 31, 2019	25,710	34,643	60,353
Goodwill recognized during the period	—	960	960
Goodwill disposed during the period	—	(290)	(290)
Goodwill impairment (Note i)	—	(35,313)	(35,313)
Balance as of September 30, 2020	25,710	—	25,710

(Note i) In the nine months ended September 30, 2020, the Group elected to start with the quantitative impairment test for goodwill. The management determined that the Income Approach, specifically the Discounted Cash Flow (“DCF”) method, is appropriate. For CP&CE Programs, some business units have kept downward trends in business performance and operating results, and the management decided to suspend some non-performing business units in order to solidify the operational base and enhance future growth prospects. As a result, lower projection of cash flows was used for these business units. For the rest of entities, the management would continue to maintain business, develop new programs and service portfolios and organize resources in a more effective way. For K-12 segment, the management decided to use a flat and conservative growth rate. Other key assumptions besides cash flow projections included discount rates in the range from 15% to 16%  and terminal growth rate of 3%. As a result of the above factors, fair value of CP&CE Programs was less than its carrying amount, with an impairment loss of RMB 35,313 recognized for the nine months ended September 30, 2020. The goodwill impairment loss of RMB 33,724 was recognized in the nine months ended September 30, 2019.